UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2015

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22
(Exact name of issuing entity)

Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
Starwood Mortgage Funding III LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-180779-15	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of April 22, 2015, with respect to Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22. The purpose of this amendment is (1) to file the executed version of the agreement filed as Exhibit 4.1 to the Form 8-K, (2) to make clerical and other minor revisions to the version of Exhibit 4.1 that was previously filed and (3) to file the pooling and servicing agreement pursuant to which the 555 11th Street NW Mortgage Loan is serviced.

Item 1.01. Entry into a Material Definitive Agreement.

On April 22, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-C22 (the "Certificates"), were issued by Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2015 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.

The mortgage loan secured by the mortgaged property identified as “555 11th Street NW” on Schedule II to the Pooling and Servicing Agreement (the “555 11th Street NW Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “555 11th Street NW Non-Serviced Loan Combination”) that includes the 555 11th Street NW Mortgage Loan, one other pari passu loan, which is not an asset of the Issuing Entity (the “555 11th Street NW Non-Serviced Companion Loan”), and three other subordinate loans, which are not assets of the Issuing Entity (collectively, the “555 11th Street NW B Note”). The 555 11th Street NW Non-Serviced Loan Combination is being serviced and administered under the pooling and servicing agreement, dated as of February 1, 2015 (the “MSBAM 2015-C21 Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, CWCapital Asset Management LLC, as excluded mortgage loan special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, certificate administrator, custodian, certificate registrar and authenticating agent, relating to the Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 securitization transaction into which the 555 11th Street NW Non-Serviced Companion Loan and a portion of the 555 11th Street NW B Note were deposited. The MSBAM 2015-C21 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

As disclosed in the prospectus supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on April 22, 2015 (the “Prospectus Supplement”), the terms and conditions of the MSBAM 2015-C21 Pooling and Servicing Agreement applicable to the servicing of the 555 11th Street NW Mortgage Loan are substantially similar (except as noted in the Prospectus Supplement) to the terms and conditions of the Pooling and Servicing Agreement, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement, applicable to the servicing of the Mortgage Loans (other than the 555 11th Street NW Mortgage Loan).

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Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits:

1.1	Underwriting Agreement, dated as of April 10, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.
4.2	Pooling and Servicing Agreement, dated as of February 1, 2015, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, CWCapital Asset Management LLC, as excluded mortgage loan special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent, relating to the MSBAM 2015-C21 securitization transaction, pursuant to which the 555 11th Street NW Mortgage Loan is serviced.
99.1	Mortgage Loan Purchase Agreement, dated April 10, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein)
99.2	Mortgage Loan Purchase Agreement, dated April 10, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein)
99.3	Mortgage Loan Purchase Agreement, dated April 10, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein)
99.4	Mortgage Loan Purchase Agreement, dated April 10, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc. By: /s/ Zachary Fischer Name: Zachary Fischer Title: Vice President

Date: June 25, 2015

MSBAM 2015-C22 – 8-K/A (Executed Documents)

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of April 10, 2015, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, CIBC World Markets Corp. and Drexel Hamilton, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein)
4.1	Pooling and Servicing Agreement, dated as of April 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent.
4.2	Pooling and Servicing Agreement, dated as of February 1, 2015, between Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, CWCapital Asset Management LLC, as excluded mortgage loan special servicer, Situs Holdings, LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent, relating to the MSBAM 2015-C21 securitization transaction, pursuant to which the 555 11th Street NW Mortgage Loan is serviced.
99.1	Mortgage Loan Purchase Agreement, dated April 10, 2015, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein)
99.2	Mortgage Loan Purchase Agreement, dated April 10, 2015, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein)
99.3	Mortgage Loan Purchase Agreement, dated April 10, 2015, between Morgan Stanley Capital I Inc. and CIBC Inc. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein)
99.4	Mortgage Loan Purchase Agreement, dated April 10, 2015, between Morgan Stanley Capital I Inc., Starwood Mortgage Funding III LLC and Starwood Mortgage Capital LLC. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein)